                                                                   EXHIBIT (10E)






                     THE ROCHESTER & PITTSBURGH COAL COMPANY

                                  PENSION PLAN






                 As Amended and Restated Effective July 1, 1989

                     THE ROCHESTER & PITTSBURGH COAL COMPANY

                                  PENSION PLAN

                                TABLE OF CONTENTS

ARTICLE 1--Definitions ....................................................    2
         Section 1.1. Accredited Service...................................    2
         Section 1.2. Accrual Fraction.....................................    4
         Section 1.3. Accrued Benefit......................................    4
         Section 1.4. Act..................................................    6
         Section 1.5. Active Participant...................................    6
         Section 1.6. Actuarial Equivalent.................................    6
         Section 1.7. Actuary..............................................    7
         Section 1.8. Associated Company...................................    7
         Section 1.9. Average Monthly Compensation.........................    8
         Section 1.10. Average Social Security Wage Base...................    9
         Section 1.11. Board...............................................    9
         Section 1.12. Break in Service....................................    9
         Section 1.13. Code................................................   10
         Section 1.14. Committee...........................................   10
         Section 1.15. Company.............................................   10
         Section 1.16. Compensation........................................   10
         Section 1.17. Date of Employment..................................   12
         Section 1.18. Date of Separation..................................   12
         Section 1.19. Disability..........................................   12
         Section 1.20. Early Retirement Date...............................   13
         Section 1.21. Employee............................................   15
         Section 1.22. Employer............................................   15
         Section 1.23. Fund................................................   15
         Section 1.24. Funding Agent.......................................   15
         Section 1.25. Key Employee........................................   15
         Section 1.26. Leased Employee.....................................   16
         Section 1.27. Management Employee.................................   16
         Section 1.28. Normal Retirement Date..............................   17
         Section 1.29. Participant.........................................   17
         Section 1.30. Period of Service...................................   17
         Section 1.31. Plan................................................   17
         Section 1.32. Plan Year...........................................   17
         Section 1.33. Primary Social Security Benefit.....................   18
         Section 1.34. Prior Plan..........................................   18
         Section 1.35. Prior Plan Benefit..................................   19
         Section 1.36. Qualified Domestic Relations Order..................   20
         Section 1.37. Qualified Joint and Survivor Benefit................   21
         Section 1.38. Qualified Spouse....................................   22
         Section 1.39. Service.............................................   22
         Section 1.40. Service.............................................   24




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
ARTICLE 2--Age, Service and Other Requirements ............................   25
         Section 2.1. Participation and Vesting............................   25
         Section 2.2. Normal Retirement....................................   25
         Section 2.3. Early Retirement.....................................   25
         Section 2.4. Disability Retirement................................   25
         Section 2.5. Eligibility for Vested Deferred Pension..............   25
         Section 2.6. Eligibility for Spouse's Pension.....................   26

ARTICLE 3--Retirement Benefits ............................................   28
         Section 3.1. General..............................................   28
         Section 3.2. Normal Retirement Pension............................   28
         Section 3.3. Early Retirement Pension.............................   31
         Section 3.4. Disability Retirement Pension........................   34
         Section 3.5. Vested Deferred Pension..............................   36
         Section 3.6. Manner of Payment....................................   36
         Section 3.7. Manner and Time of Elections.........................   38
         Section 3.8. Reemployment.........................................   38
         Section 3.9. Small Pensions.......................................   40
         Section 3.10. Cost of Living Adjustments..........................   43
         Section 3.11. Transfer to Associated Company Maintaining
                  Comparable Plan..........................................   44
         Section 3.12. Fresh Start Rule....................................   47

ARTICLE 4--Spouse's Pension ...............................................   49
         Section 4.1. Amount and Duration of Payment.......................   49
         Section 4.2. Alternative Timing and Method of Payment.............   50
         Section 4.3. Death Following Commencement of Benefits.............   51

ARTICLE 5--Contributions ..................................................   52
         Section 5.1. Employer Contributions...............................   52
         Section 5.2. Fund.................................................   52
         Section 5.3. Return of Contributions..............................   52
         Section 5.4. Employee Contributions...............................   53
         Section 5.5. Forfeitures..........................................   53

ARTICLE 6--Administration .................................................   54
         Section 6.1. In General...........................................   54
         Section 6.2. Conduct of Committee Business........................   54
         Section 6.3. Expenses.............................................   55
         Section 6.4. Records and Reports..................................   55
         Section 6.5. Claims Procedures....................................   56
         Section 6.6. Qualified Domestic Relations Orders..................   56
         Section 6.7. Funding Agent........................................   56

ARTICLE 7--Amendment, Termination or Merger ...............................   58
         Section 7.1. Amendment............................................   58
         Section 7.2. Termination..........................................   59
         Section 7.3. Merger...............................................   59




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
ARTICLE 8--Other Provisions Affecting Benefits ............................   61
         Section 8.1. Nonassignability.....................................   61
         Section 8.2. Lost Beneficiary.....................................   61
         Section 8.3. Tax Withholding......................................   61
         Section 8.4. Change of Classification.............................   61
         Section 8.5. Transfer.............................................   62

ARTICLE 9--Limitations on Benefits and Top-Heavy Requirements .............   63
         Section 9.1. Restrictions on Certain Employees....................   63
         Section 9.2. Limitation on Benefits...............................   64
         Section 9.3. Top-Heavy Requirements...............................   70

ARTICLE 10--Adoption of Plan by an Associated Company .....................   72
         Section 10.1. Authorization.......................................   72
         Section 10.2. Procedure...........................................   72
         Section 10.3. Single Plan.........................................   72
         Section 10.4. Disposition of Subsidiary...........................   73

ARTICLE 11--Miscellaneous .................................................   75
         Section 11.1. No Employment Rights................................   75
         Section 11.2. Headings............................................   75
         Section 11.3. Number and Gender...................................   75
         Section 11.4. Construction........................................   75
         Section 11.5. Legal Effect........................................   75




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                     THE ROCHESTER & PITTSBURGH COAL COMPANY

                                  PENSION PLAN

         ROCHESTER & PITTSBURGH COAL COMPANY, a corporation with its principal office in Indiana, Pennsylvania, does hereby amend, and continue as amended, a pension plan for the benefit of its qualified Management Employees and those of its Associated Companies which adopt the Plan, upon the terms and conditions described hereinafter.

                                    ARTICLE 1

                                   DEFINITIONS

When used herein the words or phrases defined hereinafter shall have the following meaning unless a different meaning is clearly required by the context of the Plan.

         SECTION 1.1. ACCREDITED SERVICE shall mean the Employee's total period or periods of Service with the Company, subject to the qualifications set forth below:

         (a) The following Service with the Company shall not be counted:

                  (1) Service in a classification other than Management Employee; or

                  (2) Periods of Service which are included as Service with the Company solely by reason of Section 1.39(d), (e), (f) or (g).

         (b) For purposes of computing the pension payable after Normal Retirement Date under Section 3.4, a Participant suffering from Disability shall be credited with Accredited Service prior to his Normal Retirement Date as if he had continued in full-time employment during his Disability.

         (c) Accredited Service of any Employee as of July 1, 1976 shall be equal to that which he would have had on such date for purposes of computing the amount of benefits under the rules of the Plan in effect on June 30, 1976, determined without regard to the provision excluding service before age 25 and service in excess of 35 years.

         (d) Accredited Service of any Employee as of October 1, 1984 who was employed by The Florence Mining Company on September 30, 1984 shall be equal to the management service credit which he would have had for purposes of computing the amount of benefit under the Prior Plan as of September 30, 1984, provided, however, that such service shall not be counted as Accredited Service if the amount of benefits under the Prior Plan is calculated by reference to any benefit provided under this Plan.

         (e) The provisions of Section 3.11 shall be taken into account; provided, however, that:

                  (1) In the case of an Employee hired by an Employer after June 30, 1992 who was covered by The Florence Mining Company Pension Plan and who had never before been covered by this Plan, Accredited Service shall not include periods taken into account in calculating the Employee's benefits under The Florence Mining Company Pension Plan;

                  (2) In the case of an Employee hired by an Employer after April 14, 1992 and on or before June 30, 1992 who was covered by The Florence Mining Company Pension Plan and who had never before been covered by this Plan, Accredited Service shall include all management service taken into account in calculating benefits under the Florence Mining Company Pension Plan as of October 29, 1991.

         (f) Accredited Service as of December 30, 1992 of any Employee who was employed on such date or on layoff status on such date by BethEnergy Mines Inc. at Mine 84 shall be equal to the management service credit which he would have had for purposes of computing the amount of his accrued benefit under the Prior Plan as of December 30, 1992.

         SECTION 1.2. ACCRUAL FRACTION shall mean, as of any specified date, a fraction, the numerator of which is the number of years and fractional years of the Participant's Accredited Service as of such specified date and the denominator of which is the number of years and fractional years of Accredited Service which the Participant could obtain if he continued employment until Normal Retirement Date.

         SECTION 1.3. ACCRUED BENEFIT shall mean, as of any specified date, the monthly retirement benefit payable at age 62 which a Participant has earned as of such date, and shall be the amount determined under (a) below, subject to the maximum set forth in (b) below, reduced by the amount described in (c) below, modified as provided in Section 3.12, if applicable, and increased to the nearest whole dollar:

         (a) the greater of (1), (2) or (3) below (but, in the case of a Participant who was covered by the Plan on June 30, 1976, not less than (4) below):

                  (1) 1.75% of the Participant's Average Monthly Compensation calculated as of such specified date multiplied by the number of years and fractional years of the Participant's Accredited Service as of such specified date, up to a maximum of 35 years, reduced by the product of:

                           (A) the Participant's Primary Social Security
Benefit, and

                           (B) that percentage which is determined by
multiplying 50% by the Accrual Fraction as of such specified date; or

                  (2) 1.25% of the Participant's Average Monthly Compensation calculated as of such specified date not in excess of the Average Social Security Wage Base multiplied by the number of years and fractional years of the Participant's Accredited Service as of such specified date; or

                  (3) $150.00 multiplied by the Accrual Fraction as of such specified date; or

                  (4) the sum of the Basic Pension and the Supplemental Pension of such Participant computed as if the provisions of the Plan in effect on June 30, 1976 had continued up to such specified date and assuming that Compensation as of June 30, 1976 had continued in effect until such specified date;

         (b) the amount of the maximum pension shall be the greater of (1) or
(2) below:

                  (1) the Participant's Average Monthly Compensation calculated as of such specified date multiplied by that percentage which is determined by multiplying 80% by the Accrual Fraction as of such specified date, reduced by the product of:

                  (A) the Participant's Primary Social Security Benefit, and

                  (B) that percentage which is determined by multiplying 100% by the Accrual Fraction as of such specified date; or

                  (2) $250.00 multiplied by the Accrual Fraction as of such specified date;

         (c) the monthly amount of the Participant's Prior Plan Benefit stated as a single life annuity commencing at age 62.

         SECTION 1.4. ACT shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

         SECTION 1.5. ACTIVE PARTICIPANT shall mean a Participant who is currently employed by the Employers as a Management Employee.

         SECTION 1.6. ACTUARIAL EQUIVALENT shall mean a benefit of a value equal to that of the benefit to which it is being compared when computed in accordance with the following bases:

         (a) The amount payable as a Qualified Joint and Survivor Benefit under
Section 3.6(a) shall be determined by converting the pension otherwise payable under Section 3.6(b) on the basis of the following formula: 90%, plus (or minus) 4/10% for each year that the age of the Qualified Spouse is greater (or less) than the age of the Participant, plus 4/10% (or minus 6/10%) for each year that retirement precedes (or follows) age 65, to a maximum of 99%; except that the age of a Participant who suffers from a Disability shall be adjusted to age 62.

         (b) In all other cases, Actuarial Equivalent amounts shall be calculated by use of the following rates, factors and assumptions:

                  (1) interest at 8% compounded annually, provided that:

                           (A) for purposes of Section 9.2(c)(2)(C), such rate
shall be 5%;

                           (B) for purposes of Sections 3.9 and 4.2(b), such
rate shall be subject to a maximum equal to the interest rate which would be used, as of the beginning of the Plan Year in which distribution occurs, by the Pension Benefit Guaranty Corporation in determining the present value of an immediate annuity on Plan termination;

                  (2) mortality, in accordance with the UP-1984 Table, with the age adjusted to 62 in the case of a Participant who suffers from a Disability.

         SECTION 1.7. ACTUARY shall mean an enrolled actuary, as defined in the Act, or firm of actuaries which has on its staff an enrolled actuary, selected by the Committee to provide actuarial services for the Plan.

         SECTION 1.8. ASSOCIATED COMPANY shall mean any corporation which is a member of a controlled group of corporations (as defined in Code section 414(b) as modified by Code section 415(h)) which includes any Employer, any trade or business (whether or not incorporated) under common control (as defined in Code section 414(c) as modified by Code section 415(h)) with any Employer, any organization which is a member of an affiliated service group (within the meaning of Code section 414(m)) which includes any Employer, any organization or other arrangement which is required to be aggregated with any Employer pursuant to regulations under Code section 414(o), and any other organization which is designated by resolution of the Board as an Associated Company for purposes of this Plan.

         SECTION 1.9. AVERAGE MONTHLY COMPENSATION shall mean, with respect to an Employee, an amount calculated as follows:

         (a) The Employee's Compensation shall be determined for the period consisting of four calendar quarters ending coincident with or last preceding his Date of Separation and for each of the 9 preceding four calendar quarter periods (or, if the period of employment is less than 10 years, for all preceding four calendar quarter periods);

         (b) If the number of four calendar quarter periods determined under subsection (a) is more than five, those periods in excess of five for which Compensation is lowest shall be discarded;

         (c) Compensation shall be aggregated for the remaining periods and divided by 60 (or, if the number of four calendar quarter periods determined under subsection (a) is less than five, by the aggregate number of months in the periods taken into account);

         (d) For purposes of determining the amount of a Disability Retirement Pension under Section 3.4, Average Monthly Compensation shall be determined by substituting "last day of active employment" for "Date of Separation" in subsection (a) above.

         SECTION 1.10. AVERAGE SOCIAL SECURITY WAGE BASE shall mean the average, for the 60 calendar months prior to Date of Separation, of the maximum amount of monthly earnings which may be considered "wages" for each such month under Code section 3121(a)(1).

         SECTION 1.11. BOARD shall mean the Board of Directors of the Company.

         SECTION 1.12. BREAK IN SERVICE shall mean a period beginning with a Date of Separation and continuing until the next subsequent Date of Employment, for which an Employee is not directly or indirectly compensated by the Employer for the performance of duties or otherwise, which period consists of:

         (a) for any Employee entitled to Accredited Service under the Plan as of June 30, 1985, or any date thereafter, the applicable period shall be 60 or more consecutive months;

         (b) in the case of any absence from work commencing after June 30, 1985 by reason of pregnancy, birth or adoption of a child or caring for a child immediately following such birth or adoption, the applicable period shall be 72 or more consecutive months;

         (c) in all other cases, the applicable period shall be 12 or more consecutive months.

         SECTION 1.13. CODE shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         SECTION 1.14. COMMITTEE shall mean the Pension Committee described in
Article 6.

         SECTION 1.15. COMPANY shall mean Rochester & Pittsburgh Coal Company, a Pennsylvania corporation, or any successor corporation which agrees to assume the duties of the Company hereunder.

         SECTION 1.16. COMPENSATION shall mean the aggregate of all wages, salaries and other amounts (including bonuses, commissions, and overtime premiums) paid for personal services actually rendered which are received by an Employee from the Affiliated Group, but shall not include contributions to qualified plans, compensation which is deferred and unpaid, amounts realized in connection with stock options, premiums for group term life insurance and other distributions which receive special tax benefits, subject to the following limitations:

         (a) Effective as of July 1, 1989, for a Participant retiring or terminating employment before July 1, 1994, Compensation taken into account for any purpose under the Plan shall not exceed $200,000 per year, provided, however, that the imposition of the limitation on Compensation shall not reduce a Participant's Accrued Benefit below the amount determined as of June 30, 1989. As of the first day of each Plan Year beginning on and after July 1, 1990, the applicable limitation as determined by the Commissioner of Internal Revenue for the calendar year in which that Plan Year begins shall become effective as the maximum Compensation to be taken into account for Plan purposes for that Plan Year in lieu of the $200,000 limitation set forth in the immediately preceding sentence. As the limit is increased each year, the increased limit will apply to all prior years.

         (b) Effective as of July 1, 1994, Compensation taken into account for any purpose under the Plan shall not exceed $150,000 per year, provided, however, that the imposition of the limitation on Compensation shall not reduce a Participant's Accrued Benefit below the amount determined as of June 30, 1994. The annual limit set forth in the preceding sentence shall be adjusted by the Commissioner for increases in the cost of living in accordance with Code section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to the Plan Year beginning in such calendar year. If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the annual limit in effect for that prior determination period. For this purpose, for determination periods beginning before July 1, 1994, the annual limit is $150,000.

         (c) The benefits of Participants whose Compensation is limited by subsection (a) and/or (b) above will be determined in accordance with Section 3.12.

         SECTION 1.17. DATE OF EMPLOYMENT shall mean any date on which a person enters upon a status entitling him to be compensated directly or indirectly by the Employers for the performance of duties.

         SECTION 1.18. DATE OF SEPARATION shall mean the earlier of (a) the date on which an Employee quits, retires, is discharged or dies or (b) the first anniversary of the commencement date of any period of absence from employment for any other reason, including an absence described in Section 1.12(b).

         SECTION 1.19. DISABILITY shall mean a medically determinable, total and permanent physical or mental impairment, as a result of which the Participant is unable to engage in any substantial gainful activity. The determination of whether a Participant suffers from a Disability shall be made by the Committee after consultation with a doctor of medicine, which doctor may be selected by the Committee. A Participant shall not be considered to suffer from a Disability for purposes of this Plan unless he is eligible for disability under the federal Social Security laws and the effective date for entitlement to Social Security disability benefits is within 24 months after the cessation of active employment due to the condition giving rise to such Disability. A Participant shall be deemed to have recovered from a Disability as of the effective date of any cessation of Social Security disability benefits before his Normal Retirement Date.

         SECTION 1.20. EARLY RETIREMENT DATE shall mean the actual date upon which a Participant leaves the service of the Employers before Normal Retirement Date on or after the earlier of:

         (a) the date on which he has attained age 60 and has completed 20 or more years of Service in the Industry including at least one year of Service with the Company immediately prior to retirement; or

         (b) the date on which he has attained age 55 and has completed 15 or more years of Service with the Company; or

         (c) in the case of a Participant retiring on or before February 1, 1989 who was employed by the Company on October 1, 1988 and who attains age 60 on or before February 1, 1989, the date on which he has completed five or more years of Service with the Company.

         (d) in the case of a Participant retiring on or before August 15, 1989, who was employed by Keystone Coal Mining Corporation on January 1, 1989, and who attains age 60 on or before August 15,

1989, the date on which he has completed five or more years of Service with the Employers;

         (e) in the case of a Participant who has attained age 55 on or before December 31, 1991, who was employed in an eligible position (as described below) on October 1, 1991, and who ceased to be so employed before January 1, 1992, either (i) by reason of voluntary retirement or (ii) as a result of elimination of his position, the date on which he ceased to be so employed; provided, however, that if (ii) above applies the Participant has voluntarily executed a waiver meeting the applicable requirements of Section 201 of the Older Workers Benefit Protection Act. For this purpose, an eligible position is:

                  (1) employment at the General Office of the Company at 655 Church Street, Indiana, Pennsylvania;

                  (2) employment in the Training and Environmental Departments of the Company, Route 286 South, Indiana, Pennsylvania;

                  (3) employment by DSB Company, 73 Main Street, Falls Creek, Pennsylvania;

                  (4) Clerical Staff and Supply Administration at the Company, Helvetia Coal Company, Keystone Coal Mining Corporation or Kent Coal Mining Company.

         SECTION 1.21. EMPLOYEE shall mean any person who is employed by one or more Employers, but such term shall not include a Leased Employee.

        SECTION 1.22. EMPLOYER shall mean the Company and each Associated Company which has adopted the Plan for the benefit of its Management Employees.

         SECTION 1.23. FUND shall mean the assets of the Plan held by the Funding Agent.

         SECTION 1.24. FUNDING AGENT shall mean the trustee or trustees with whom the Company has entered into a trust agreement and/or the insurance company or companies with whom the Company has entered into insurance or annuity contracts for purposes of funding the benefits provided for under the Plan.

         SECTION 1.25. KEY EMPLOYEE shall mean any Employee or former Employee who is at any time during the Plan Year, or was during any one of the four preceding Plan Years, any one or more of the following:

         (a) an officer of an Employer having annual Compensation greater than 150% of the dollar amount in effect under Code section 415(c)(1)(A) for any such Plan Year, unless 50 other such officers (or, if lesser, a number of such officers equal the greater of three Employees or 10% of the Employees) have higher annual Compensation;

         (b) one of the 10 persons employed by an Employer having annual Compensation greater than the limitation in effect under Code section 415(c)(1)(A) for any such Plan Year, and owning (or considered as owning within the meaning of Code section 318) the largest interests in the Employers (for this purpose if two

Employees have the same interest, the one with the greater Compensation shall be treated as owning the larger interest);

         (c) any person owning (or considered as owning within the meaning of Code section 318) more than 5% of the outstanding stock of an Employer or stock possessing more than 5% of the total combined voting power of such stock;

         (d) a person who would be described in subsection (c) above if "1%" were substituted for "5%" and who has annual Compensation of more than $150,000.

For purposes of determining ownership under the foregoing rules, Code section 318(a)(2)(C) shall be applied by substituting "5%" for "50%" and the rules of subsections (b), (c) and (m) of Code section 414 shall not apply. Any person who is not a Key Employee shall be a non-Key Employee.

         SECTION 1.26. LEASED EMPLOYEE shall mean any person who provides services to an Employer on a substantially full-time basis for a period of one year or more pursuant to an agreement with a leasing organization, if such services are of a type historically performed by Employees in the Employer's business field.

         SECTION 1.27. MANAGEMENT EMPLOYEE shall mean an Employee who is employed by an Employer in an executive, supervisory, administrative, sales, technical, clerical or security position and who is compensated on a salaried basis. The term shall exclude production and labor Employees and Employees who are compensated on an hourly or piece rate basis, but shall specifically include non-exempt Employees of Eighty-Four Mining Company who are employed in the engineering, accounting, supply and mine clerk departments of Mine No. 84.

         SECTION 1.28. NORMAL RETIREMENT DATE shall be the later of (a) the date on which a Participant has attained age 62 and (b) the date on which he has completed either (1) 20 or more years of Service in the Industry, including at least one year of Service with the Company immediately prior to retirement, or
(2) five or more years of Service with the Company.

         SECTION 1.29. PARTICIPANT shall mean a Management Employee or former Management Employee who is currently employed by the Employers or who has retired, terminated employment, or changed employment classification and is receiving or entitled to receive benefits under the Plan.

         SECTION 1.30. PERIOD OF SERVICE shall mean the period of time running from a Date of Employment to the next succeeding Date of Separation.

         SECTION 1.31. PLAN shall mean "The Rochester & Pittsburgh Coal Company Pension Plan" as set forth herein or in any amendment hereto.

         SECTION 1.32. PLAN YEAR shall mean the period of 12 months ending on June 30 of each year.

         SECTION 1.33. PRIMARY SOCIAL SECURITY BENEFIT shall mean the monthly primary insurance benefit of a Participant payable under the federal Social Security laws as in effect on his date of retirement or other termination of employment assuming no further increases in the wage base or benefit formula, including the maximum benefit to which such Participant is, shall become, or upon application would become, entitled, without regard to any disqualification or any reduction or loss in benefits which may result because of other income, delay in making application, or any other reason; provided, however, that if a Participant's employment terminates before age 62 for reasons other than Disability, his Primary Social Security Benefit shall be computed by assuming continuation of his Compensation until age 62 at the Compensation Rate as of the date of termination of employment. Notwithstanding the foregoing, for purposes of computing a Participant's Disability Retirement Pension by reference to his Accrued Benefit, in case of Disability before Normal Retirement Age, the Primary Social Security Benefit shall mean the actual monthly Social Security Benefit being received by the Participant.

         SECTION 1.34. PRIOR PLAN shall mean The North American Coal Company Pension Plan, maintained on September 30, 1984 by North American Coal Company, The Florence Mining Company Pension Plan maintained by The Florence Mining Company, the Pension Plan of Bethlehem Steel Corporation and Subsidiary Companies (including the Bethlehem 1989 Salaried Pension Plan and the Bethlehem 1983 Salaried Pension Plan), maintained as of December 30, 1992 by Bethlehem Steel Corporation, as the context requires, or any successor plan to any of said plans.

         Section 1.35. Prior Plan Benefit shall mean the Participant's benefit accrued under the Prior Plan determined at the time of commencement of benefits under this Plan but in accordance with the provisions of the Prior Plan in effect as of the relevant date as described below, such provisions to be applied as if the Prior Plan had continued unchanged from the relevant date until the date of commencement of benefits under this Plan regardless of whether the Prior Plan remains in existence until such commencement date and regardless of the amount, if any, actually paid to or on behalf of the Participant under the Prior Plan. Specifically, the term Prior Plan Benefit shall mean:

         (a) the Participant's benefit accrued under the North American Coal Company Pension Plan as of September 30, 1984 and/or the Participant's benefit accrued under the Florence Mining Company Pension Plan, provided that:

                  (1) the Prior Plan Benefit attributable to coverage under the Florence Mining Company Pension Plan in the case of a Participant hired for the first time by an Employer after April 14, 1992 and on or before June 30, 1992 shall not include any benefit accrued under The Florence Mining Company Pension Plan after October 29, 1991;

                  (2) the Prior Plan Benefit in the case of a Participant hired for the first time by an Employer after June 30, 1992 shall be zero.

         (b) the Participant's benefit accrued as of December 30, 1992, under the provisions of the Pension Plan of Bethlehem Steel Corporation and Subsidiary Companies (including the Bethlehem 1989 Salaried Pension Plan and the Bethlehem 1983 Salaried Pension Plan) in effect on such date.

         SECTION 1.36. QUALIFIED DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order pursuant to a state domestic relations or community property law which relates to the provision of child support or marital property rights, which creates or recognizes the existence of an alternate payee's right (or assigns to an alternate payee the right) to receive all or part of a Participant's Accrued Benefit, and which meets the requirements of (a) and (b) below, as interpreted in accordance with Code section 414(p):

         (a) such order specifies:

                  (1) the name and last known mailing address of the Participant and each alternate payee;

                  (2) the amount or the percentage of the Participant's Accrued Benefit to be paid to each alternate payee, or the manner in which such amount or percentage is to be determined;

                  (3) the number of payments or period to which the order applies; and

                  (4) each plan to which such order applies; and

         (b) such order does not require the Plan to:

                  (1) provide any type or form of benefit or option not otherwise provided under the Plan;

                  (2) provide increased benefits; or

                  (3) pay to an alternate payee amounts required to be paid to another alternate payee under a prior Qualified Domestic Relations Order.

         SECTION 1.37. QUALIFIED JOINT AND SURVIVOR BENEFIT shall mean a benefit which is the Actuarial Equivalent of the single life annuity which would be payable to the Participant if he were unmarried and which consists of a reduced monthly pension for the life of the Participant with a monthly pension payable after the Participant's death for the life of the joint annuitant which is 50% of the reduced amount payable during the life of the Participant. The joint annuitant shall be the person to whom the Participant was married on the date of commencement of benefit payments. If the person to whom the Participant was married on the date of commencement of benefit payments predeceases the Participant, only the reduced monthly pension shall be payable to the Participant for life.

         SECTION 1.38. QUALIFIED SPOUSE shall mean a person to whom the Participant has been married for a period of at least one year ending on the date of death of the Participant.

         SECTION 1.39. SERVICE with the Company shall mean the total time of an Employee's employment with the Employers, which shall be the aggregate of all Periods of Service; provided, however, that:

         (a) Periods of Service prior to an interruption of employment commencing before July 1, 1976 shall not be counted unless such Periods of Service would have been counted under the rules of the Plan in effect on June 30, 1976.

         (b) Periods of Service prior to a Break in Service commencing after June 30, 1976 shall not be counted unless:

                  (1) the Employee had completed five or more years of Service with the Company before such Break in Service, or

                  (2) in the case of a Participant subject to Section 1.12(c), the length of such Break in Service is less than the aggregate of the Periods of Service previously accumulated.

         (c) Service with the Company shall include employment with an Employer other than the Company prior to the date on which such Employer became an Associated Company, employment with a predecessor corporation of one of the Employers to the extent required by Code section 414(a), and employment with an Associated Company.

         (d) Any interruption of an individual's Service with the Company (as determined under the rules of this Section 1.39 other than this subsection) for a period of not more than 12 months shall be disregarded.

         (e) Service with the Company shall include periods of absence from employment extending beyond Date of Separation if covered by an approved leave of absence granted by the Employer in writing pursuant to a nondiscriminatory leave policy.

         (f) Service with the Company shall include, to the extent required by federal law, periods of active service in the armed forces of the United States giving rise to reemployment rights; provided, however, that the Employee complied with the requirements of such federal law and was in fact reemployed by the Employers.

         (g) Service with the Company shall include Periods of Service as a Leased Employee.

         (h) Service with the Company as of July 1, 1984 shall not be less for any Employee than that with which he would have been credited on such date under the rules of the Plan in effect on June 30, 1984.

         (i) Service with the Company shall include all service credited for vesting purposes under the Prior Plan as of September 30, 1984 to Employees on October 1, 1984 who were employed by The Florence Mining Company on September 30, 1984 plus any service with North American Coal Company or its affiliates which would have been so credited but for any minimum age limitation on such credit in the Prior Plan.

         (j) Service with the Company shall include all service credited for vesting purposes under the Prior Plan as of December 30, 1992 to Employees who were employed by BethEnergy Mines Inc. at Mine 84 on such date or on layoff status on such date plus any service with Bethlehem Steel Corporation or its affiliates which would have been so credited but for any minimum age limitation on such credit under the Prior Plan.

         SECTION 1.40. SERVICE in the Industry shall mean the aggregate of the period or periods of employment with the Employers and/or any other organization which the Committee determines to be in the National Bituminous Coal Industry or an allied industry by reason of being primarily engaged in the mining and/or sale of coal and/or the production and/or sale of coke.

                                    ARTICLE 2

                       AGE, SERVICE AND OTHER REQUIREMENTS

         SECTION 2.1. PARTICIPATION AND VESTING. Every Management Employee shall be a Participant in the Plan. Every Participant shall be fully vested in his Accrued Benefit upon attaining age 65 or upon earlier completion of five or more years of Service with the Company.

         SECTION 2.2. NORMAL RETIREMENT. A Normal Retirement Pension shall be payable to a Participant who retires from the service of the Employers on or after his Normal Retirement Date.

         SECTION 2.3. EARLY RETIREMENT. An Early Retirement Pension shall be payable to a Participant who retires from the service of the Employers before age 62 on or after his Early Retirement Date.

         SECTION 2.4. DISABILITY RETIREMENT. A Participant who is retired by an Employer for reasons of Disability after completing at least one year of active employment with the Employers (after completing five or more years of Service with the Company in the case of a Disability commencing before January 1, 1990) shall be entitled to receive a Disability Retirement Pension.

         SECTION 2.5. ELIGIBILITY FOR VESTED DEFERRED PENSION. A Participant who ceases to work for the Employers for reasons other than Disability before meeting the age and service requirements of Section 2.2 or 2.3 shall be entitled to receive a Vested Deferred Pension if he has completed five or more years of Service with the Company.

         SECTION 2.6. ELIGIBILITY FOR SPOUSE'S PENSION. The Qualified Spouse of a Participant who dies before commencement of benefit payments (disregarding payments under a Disability Retirement Pension commencing on or after July 1,
1997) shall be entitled to receive a Spouse's Pension as described in Article 4 if:

         (a) the Participant was credited with 20 or more years of Service with the Company and had attained 50 years of age;

         (b) the Participant dies after August 22, 1984 and:

                  (1) was credited with five or more years of Service with the Company, including any Service with the Company after August 22, 1984; or

                  (2) was entitled to a Vested Deferred Pension under Section
2.5 as of August 22, 1984 but had no Service with the Company after such date;

         (c) the Participant was actively employed at date of death and had met the requirements for a Normal Retirement Pension under Section 2.2 or an Early Retirement Pension under Section 2.3; or

         (d) the Participant had retired after becoming entitled to a Normal Retirement Pension under Section 2.2 or an Early Retirement Pension under
Section 2.3 on account of Service with the Company, including any Service with the Company after June 30, 1976.

                                    ARTICLE 3

                               RETIREMENT BENEFITS

         SECTION 3.1. GENERAL. The amount of the pension awarded to a qualified Employee who retires after meeting the age, service and other requirements described in Article 2 shall be computed and paid as described in this Article.

         SECTION 3.2. NORMAL RETIREMENT PENSION. Unless an alternative method of payment is applicable as described in Section 3.6(a), the amount of each monthly pension payment to a Participant eligible for Normal Retirement under Section
2.2 shall be the amount determined under (a) below, subject to the maximum set forth in (b) below, reduced by the amount described in (c) below, modified as provided in (d) below or in Section 3.12, if applicable, and increased to the next whole dollar:

         (a) the greater of (1), (2) or (3) below (but, in the case of a Participant who was covered by the Plan on June 30, 1976, not less than (4) below):

                  (1) 1.75% of the Participant's Average Monthly Compensation multiplied by the number of years and fractional years of the Participant's Accredited Service, up to a maximum of 35 years, reduced by 50% of the Participant's Primary Social Security Benefit; or

                  (2) 1.25% of the Participant's Average Monthly Compensation not in excess of the Average Social Security Wage Base multiplied by the number of years and fractional years of the Participant's Accredited Service; or

                  (3) $150.00; or

                  (4) the sum of the Basic Pension and the Supplemental Pension of such Participant computed as if the provisions of the Plan in effect on June 30, 1976 had continued in effect until date of retirement and assuming Compensation as of June 30, 1976 had continued in effect until date of retirement;

         (b) the amount of the maximum pension shall be the greater of (1) or
(2) below:

                  (1) 80% of the Participant's Average Monthly Compensation reduced by 100% of the Participant's Primary Social Security Benefit; or

                  (2) $250.00;

         (c) the monthly amount of the Participant's Prior Plan Benefit stated as a single life annuity commencing at age 62;

         (d) Notwithstanding the foregoing provisions of this Section 3.2:

                  (1) In the case of a Participant eligible for a Normal Retirement Benefit under Section 2.2 who was employed by the Company on October 1, 1988 and who retires on or before February 1, 1989 after completing five or more years of Service with the Company, the Participant's pension shall be calculated by (i) substituting a 40 year maximum Accredited Service limit for the 35 year maximum specified in Section 1.3(a)(1) and subsection (a)(1) above,
(ii) increasing Accredited Service by one-seventh (1/7th) of a year of Accredited Service for each year of Accredited Service determined under Section 1.1, subject to the maximum specified in

(i) above, and (iii) disregarding subsection (b) above.

         (2) In the case of a Participant eligible for a Normal Retirement Benefit under Section 2.2 who was employed by Keystone Coal Mining Corporation on January 1, 1989, and who retires on or before August 15, 1989, after completing five or more years of Service with the Employers, the Participant's pension shall be calculated by (i) substituting a 40 year maximum Accredited Service limit for the 35 year maximum specified in Section 1.3(a)(1) and subsection (a)(1) above, (ii) increasing Accredited Service by one-seventh (1/7th) of a year of Accredited Service for each year of Accredited Service determined under Section 1.1, subject to the maximum specified in (i) above, and
(iii) disregarding subsection (b) above.

         (3) The pension of a Participant described in Section 1.20(e) who is eligible for a Normal Retirement Benefit under Section 2.2 shall be calculated by (i) adding five years to the Participant's years of Accredited Service (subject to the 35 year maximum for purposes of applying the formula in Section 3.2(a)(1)) and (ii) disregarding Section 3.2(b);

     (e) A Normal Retirement Pension shall commence as of the day following retirement; provided, however, that in no event shall pension payments commence later than the mandatory starting date specified in Section 3.6(e).

     SECTION 3.3. EARLY RETIREMENT PENSION. The Early Retirement Pension of a Participant eligible therefor under Section 2.3 shall be determined as follows:

     (a) An Early Retirement Pension shall be the Participant's Accrued Benefit as of his Early Retirement Date, and shall be payable either:

         (1) Commencing at Normal Retirement Date in the full unreduced amount, or

         (2) Commencing on any date coincident with or following Early Retirement Date and before Normal Retirement Date which is selected by the Participant, reduced by 5/12% for each month that commencement of the pension precedes Normal Retirement Date.

     (b) Notwithstanding subsection (a):

         (1) In the case of a Participant retiring on or before February 1, 1989 who was employed by the Company on October 1, 1988 and who attains age 60 before February 1, 1989, the following provisions shall apply:

             (A) The Early Retirement Pension commencing on or before February 1, 1989 shall be the Participant's Accrued Benefit as of his Early Retirement Date, calculated with the modifications set forth in Section 3.2(d).

             (B) For months commencing before attainment of age 62, such a Participant shall be entitled to a Social Security supplement which shall be a monthly amount equal to the Participant's Primary Social Security Benefit (calculated as provided in Section 1.33 but assuming no Compensation or other earnings after termination) reduced according to the reduction factors applicable under the federal Social Security laws for benefit commencing upon attainment of age 62.

             (C) The Qualified Joint and Survivor Benefit shall be calculated and paid without regard to the Social Security supplement described in paragraph
(B) above.

         (2) In the case of a Participant retiring on or before August 15, 1989, who was employed by Keystone Coal Mining Corporation on January 1, 1989, and who attains age 60 before August 15, 1989, the following provisions shall apply:

             (A) The Early Retirement Pension commencing on or before August 15, 1989, shall be the Participant's Accrued Benefit as of his Early Retirement Date, calculated with the modifications set forth in Section 3.2(d).

             (B) For months commencing before attainment of age 62, such a Participant shall be entitled to a Social Security supplement which shall be a monthly amount equal to the Participant's Primary Social Security Benefit (calculated as provided in Section 1.33 but assuming no Compensation or other earnings after termination) reduced according to the reduction factors applicable under the federal Social Security laws for benefits commencing upon attainment of age 62.

             (C) The Qualified Joint and Survivor Benefit shall be calculated and paid without regard to the Social Security supplement described in paragraph
(B) above.

         (3) In the case of a Participant described in Section 1.20(e) retiring before January 1, 1992 who was employed by the Company on October 1, 1991 and who attains age 55 before January 1, 1992, the following provisions shall apply:

             (A) The Early Retirement Pension commencing on or before January 1, 1992 shall be the Participant's Accrued Benefit as of his Early Retirement Date, calculated by (i) adding five years to the Participant's years of Accredited Service (subject to the 35 year maximum for purposes of applying the formula in Section 1.3(a)(1)) and (ii) disregarding Section 1.3(b).

             (B) For months commencing before attainment of age 62, such a Participant shall be entitled to a Social Security supplement which shall be a monthly amount equal to the Participant's Primary Social Security Benefit (calculated as provided in Section 1.33 but assuming no Compensation or other earnings after termination) reduced according to the reduction factors applicable under the federal Social Security laws for benefits commencing upon attainment of age 62.

             (C) The Qualified Joint and Survivor Benefit shall be calculated and paid without regard to the Social Security supplement described in paragraph
(B) above.

     SECTION 3.4. DISABILITY RETIREMENT PENSION. The Disability Retirement Pension of a Participant becoming eligible therefor under Section 2.4 before Normal Retirement Date shall be calculated and paid pursuant the following rules:

     (a) The amount of the Disability Retirement Pension shall be the greater of:

         (1) the Participant's Accrued Benefit (computed by (i) substituting the monthly Social Security disability benefit actually being received by the Participant for the Primary Social

Security Benefit, and (ii) disregarding the Participant's Prior Plan Benefit), or

         (2) 50% of the Participant's Average Monthly Compensation reduced by 50% of the Social Security disability benefit actually being received by the Participant.

     (b) A Disability Retirement Pension shall commence on the later of


         (1) the effective date of determination of Disability by the Committee, or

         (2) the passage of 24 months from the commencement of the absence from employment (15 months if the commencement of such absence was before January 1, 1990), and shall be payable monthly until the earlier of the recovery of the Participant (as evidenced by ineligibility for Social Security disability benefits) or Normal Retirement Date (or prior death).

     (c) If the Participant recovers from Disability before Normal Retirement Date but is not reemployed, his eligibility for benefits under the Plan will be determined under Section 2.3 or 2.5, whichever is applicable, and the amount of any benefits to which he is entitled shall be determined under Article 3 based on the Participant's Accredited Service and Average Monthly Compensation as of the date his Disability commenced. If the Participant is reemployed after recovery from Disability, he shall thereupon resume accrual of benefits as an Active Participant in the Plan. If the Participant does not recover from Disability and dies before Normal Retirement Date, the Disability Retirement Pension shall cease, subject to the provisions of Article 4 if the Participant leaves a surviving spouse.

     (d) If the Participant does not recover from Disability before Normal Retirement Date, and survives to such date, the Disability Retirement Pension shall cease and he shall commence receiving a Normal Retirement Pension determined in accordance with the formula set forth in Section 3.2, but (i) calculating Accredited Service and Average Monthly Compensation as if the Participant had continued in full-time employment until Normal Retirement Date at the Compensation rate in effect at the time of cessation of active employment and (ii) substituting the monthly Social Security disability benefit for the Primary Social Security Benefit. The provisions of Sections 3.6 and 3.7 shall be applied as if benefits were commencing with respect to the participant at Normal Retirement Date.

     SECTION 3.5. VESTED DEFERRED PENSION. A Vested Deferred Pension of a Participant eligible therefor under Section 2.5 shall be his Accrued Benefit as of his last Date of Separation. A Vested Deferred Pension shall be payable commencing at Normal Retirement Date; provided, however, that at the election of a Participant who has 15 or more years of Service with the Company, a Vested Deferred Pension shall be payable commencing on any date on or after the Participant's 55th birthday designated by the Participant, but in such case the amount of the monthly benefit shall be reduced by 5/12% for each month that commencement of the pension precedes Normal Retirement Date.

     SECTION 3.6. MANNER OF PAYMENT. Subject to Section 3.9, all pensions described in this Article shall be payable monthly as follows:

     (a) In the case of a Participant who was employed at any time after September 1, 1974 and who is married on the effective date of commencement of payments, such payments shall be made in the form of a Qualified Joint and Survivor Benefit, the value of which shall be the Actuarial Equivalent of the form of benefit described in subsection (b), unless the Participant elects in writing, at the time and in the manner prescribed by the Committee, to receive the form of benefit described in subsection (b).

     (b) In the case of a Participant who is not described in subsection (a), such payments shall be made for the life of the Participant and shall cease upon his death.

     (c) The provisions of subsections (a) and (b) shall not apply in the case of a Disability Retirement Pension commencing on or after July 1, 1997, which shall be payable as provided in Section 3.4(b) and (c) solely as an auxiliary benefit.

     (d) Monthly pension payment shall commence at the time provided in this Plan and shall continue for the applicable period with payments on the first day of the second and each subsequent calendar month. If the effective date of commencement of the pension is not the first day of a calendar month, the amount of such first payment shall be a pro-rata portion of the monthly amount otherwise payable.

     (e) Notwithstanding any other provision of this Plan, all benefit payments under this Plan shall conform to the regulations issued under Code section 401(a)(9), including Treasury Regulation Section 1.401(a)(9)-2 and the incidental death benefit provisions of Code section 401(a)(9)(G), and such regulations are incorporated herein by reference and shall override any Plan provision inconsistent therewith. Pension payments shall commence, whether or not a Participant has retired, not later than April 1 following the end of the calendar year in which the Participant attains age 70-1/2.

     SECTION 3.7. MANNER AND TIME OF ELECTIONS. An election provided under
Section 3.6(a) shall be made on a form prescribed by the Committee. Such election shall be valid only if the Participant's spouse consents in writing to such election and such consent is witnessed by a Plan representative or notary public. An election not to receive the Qualified Joint and Survivor Benefit may be made or revoked at any time within the 90 day period prior to the effective date of commencement of pension payments. Not earlier than 90 days nor later than 30 days before the effective date of commencement of pension payments, the Committee shall furnish to each married Participant a written explanation in nontechnical language of the terms and conditions of the Qualified Joint and Survivor Benefit, the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Benefit, the rights of the Participant's Qualified Spouse, and of the rules concerning election or revocation of any election not to receive the Qualified Joint and Survivor Benefit.

     SECTION 3.8. REEMPLOYMENT. Anything in this Plan to the contrary notwithstanding, payment of any pension otherwise payable hereunder shall be suspended according to the rules set forth in this Section 3.8.

     (a) The pension of a Participant who is reemployed by the Employer in a position other than as a Management Employee after commencement of such pension and before Normal Retirement Date shall be suspended during the period of reemployment prior to Normal Retirement Date.

     (b) The pension of a Participant who is reemployed by the Employer as a Management Employee after commencement of such pension and before the mandatory commencement date specified in Section 3.6(e) shall be suspended during the period of reemployment prior to the mandatory commencement date specified in
Section 3.6(e).

         (1) Upon subsequent retirement or death of any Participant who is reemployed as a Management Employee, benefits payable hereunder shall be recomputed on the basis of Accredited Service and Average Monthly Compensation at such subsequent retirement or death, provided that such recomputed pension shall be reduced (but not to less than the amount of pension previously payable) by the Actuarial Equivalent (using the Participant's age at commencement of payments following subsequent retirement and the applicable actuarial factors for the year of commencement of payments following subsequent retirement and expressed as a monthly pension payable for life and ceasing upon death (or as a lump sum in the case of a lump sum payment at such subsequent retirement)) of pension payments received by the Participant before his reemployment.

         (2) For purposes of this Section 3.8, a Participant shall be deemed to be reemployed during any month after his Normal Retirement Date only if he is compensated directly or indirectly by the Employer with respect to eight or more days of such month for the performance of duties or for vacation, holiday, illness, incapacity, layoff, jury duty, military duty or leave of absence.

     (c) No pension shall be suspended unless the reemployed Participant is given timely written notification in accordance with regulations under the Act.

     (d) If a pension payment is made to a Participant for any month during a period of suspension the amount of such payment shall be recovered by reducing or eliminating the first pension payment following the period of suspension and, if necessary, by reducing subsequent payments to the extent of not more than 25% of the monthly amount thereof.

     SECTION 3.9. SMALL PENSIONS. Notwithstanding any other provisions of this Plan, the Actuarial Equivalent lump sum present value of a Participant's Accrued Benefit shall be payable to the Participant in a single lump sum in the circumstances described in (a) and (b) below, subject to (c) through (e) below:

     (a) In the case of a Participant who ceased benefit accruals under the Plan during any Plan Year ending on or after June 30, 1987 and on or before June 30, 1991 by reason of a termination of employment as of August 7, 1990 pursuant to Section 10.4 or by reason of a prior termination of employment with the Iselin Preparation Company, such present value shall be paid in a single lump sum as soon as administratively feasible after May 1, 1991.

     (b) In any other case in which the Actuarial Equivalent lump sum present value of the Participant's Accrued Benefit is not more than $7,500, such present value shall be paid in a single lump sum as soon as administratively feasible after termination of employment.

     (c) Effective January 1, 1993, at the election of a payee who is a Participant or spouse, payment of all or a specified amount of that part of any lump sum payment pursuant to subsection (b) which is an eligible rollover distribution (as defined in Code section 401(a)(31)(C)) shall be made by direct transfer to the trustee or other custodian of an eligible retirement plan (as defined in Code section 401(a)(31)(D)), subject to the following rules:

         (1) This subsection (c) shall not apply to a payment which the Committee determines to come within any de minimus exception for direct transfers allowed under Code section 401(a)(31).

         (2) To invoke the direct transfer option the payee must specify, in such form and at such time as the Committee may prescribe, the eligible retirement plan to which the distribution is to be paid and must provide to the Committee in a timely manner adequate information regarding the designated eligible retirement plan. The Committee may place reasonable reliance on such information and is not required to independently verify such information.

         (3) the Committee shall, within a reasonable time before the effective date of an eligible rollover distribution from the Plan, provide to the payee a written explanation of the provisions under which the payee may have the distribution directly transferred to another eligible retirement plan, the provision which requires the withholding of tax on eligible rollover distributions which are not directly transferred to an eligible retirement plan, the provisions under which an eligible rollover distribution will not be subject to tax if transferred to an eligible retirement plan within 60 days after receipt, and the provisions concerning taxation of lump sum distributions. Notwithstanding the foregoing, an alternate payee who is not the Participant's spouse may not elect a direct transfer and a payee who is a spouse may elect a direct transfer only to an eligible retirement plan which is an individual retirement account.

     (d) Notwithstanding the provisions of (a) through (c) above, if the Actuarial Equivalent lump sum present value of a Participant's Accrued Benefit is more than $3,500 such lump sum payment shall be made only with the written consent of the Participant (and if the Participant is married the written consent of the Participant's spouse witnessed by a Plan representative or notary public) following written notice provided during the time period specified in
Section 3.7 which includes (in addition to the information otherwise required by Section 3.7) an explanation of the right to postpone commencement of benefits until the date otherwise provided in Sections 3.2 through 3.6 of this Article 3.

     (e) If a Participant on whose behalf a distribution or direct transfer has been made pursuant to this Section 3.9 subsequently returns to employment covered by this Plan, any pension otherwise payable hereunder based on the same period of Service with the Company shall be reduced by the Actuarial Equivalent value of the amount previously paid.

     SECTION 3.10. COST OF LIVING ADJUSTMENTS. Pensions granted under prior provisions of this Plan which commenced before July 1, 1974 were increased effective July 1, 1974 by 1/4% thereof for each full month before July 1, 1974 that such pension commenced, up to a maximum increase of 30%. Effective with the monthly pension payment to a Participant or surviving spouse for July 1, 1981, each pension (as increased in accordance with the preceding sentence, if applicable) with a commencement date before July 1, 1981 was increased by 1/4% thereof for each full month of the post-June 30, 1976 payment period plus 10% thereof if the commencement date of such pension was before July 1, 1976, the maximum increase being 25%. Effective with the monthly pension payment to a Participant or surviving spouse for July 1, 1985, each pension (as increased in accordance with the preceding sentence, if applicable) with a commencement date before July 1, 1985, shall be increased by 1/4% thereof for each full month of the post-June 30, 1981 payment period, the maximum increase being 12%. For purposes of this Section:

     (a) the "post-June 30, 1976 payment period" shall be the period beginning with the later of:

         (1) July 1, 1976, or

         (2) the commencement date and ending June 30, 1981;

     (b) the "commencement date" shall be the effective date of commencement of pension payments to the Participant or surviving spouse or, in the case of payments to a surviving spouse of a Participant who died after pension payments commenced, the effective date of commencement of such payments to such Participant.

     SECTION 3.11. TRANSFER TO ASSOCIATED COMPANY MAINTAINING COMPARABLE PLAN. If any Associated Company (including the Company) or former Associated Company maintains a defined benefit pension plan covering its employees which contains provisions comparable to this Section 3.11, any Employee who accrues benefits under this Plan and any such other plan shall, notwithstanding any provision of this Plan to the contrary (but subject to Section 9.2), have an allocable portion of such benefits provided under each such plan in accordance with the rules of this Section set forth below:

     (a) For purposes of this Section, the following definitions and special rules shall apply:

         (1) "Affiliated Plan" shall mean this Plan and each other defined benefit plan maintained by an Associated Company or former Associated Company with whom an Employee has been employed as a Management Employee provided such plan contains provisions comparable to this Section 3.11.

         (2) "Tentative Pension Benefit" shall mean, with respect to any Affiliated Plan, a former Employee's monthly benefit as determined under the provisions of such Affiliated Plan as of the date of retirement or termination as if the Employee had continued to be employed by the Associated Company (or former Associated Company) maintaining such Affiliated Plan until such date, at his rate of pay on the date he ceased to be employed by such Associated Company (or former Associated Company), increased for each year thereafter at the rate of 5%.

         (3) If an Employee or a retired or terminated Employee transferred from the Company to Keystone Coal Mining Corporation prior to July 1, 1978 Accredited Service with the Company prior to the transfer shall be deemed to be Accredited Service with Keystone Coal Mining Corporation.

         (4) If an Employee or a retired or terminated Employee transferred after September 30, 1984 from The Florence Mining Company to the Company or any Associated Company or former Associated Company all Accredited Service prior to October 1, 1984 shall be deemed to be Accredited Service with The Florence Mining Company, in addition to any Accredited Service with The Florence Mining Company on or after October 1, 1984.

     (b) The pension benefit of a retired or terminated Employee under each Affiliated Plan shall be as follows:

         (1) Under the Affiliated Plan of each Associated Company or former Associated Company by which he was formerly employed, the lesser of his Tentative Pension Benefit or his pension benefit determined under the provisions of the Affiliated Plan of the Associated Company or former Associated Company by which he was employed immediately before retirement or termination (taking into account all Accredited Service for the Associated Companies or former Associated Companies) multiplied by a fraction the numerator of which is the number of days of the former Employee's Accredited Service with such Associated Company or former Associated Company with which he was formerly employed and the denominator of which is the number of days of total Accredited Service.

         (2) Under the Affiliated Plan of the Associated Company or former Associated Company by which the former Employee was employed immediately before retirement or termination, the employee's total pension benefit less the sum of the amounts determined under paragraph (1) of this subsection (b) for the Affiliated Plans of all other Associated Companies or former Associated Companies.

     SECTION 3.12. FRESH START RULE. The benefits payable on behalf of a Participant who is a Section 401(a)(17) Employee (a Participant described in Treasury Regulation Section 1.401(a)(17)-1(e)(2)(i) whose Compensation is limited by the application of Section 1.16(a) and/or (b)) shall be calculated under this Section 3.12.

     (a) The benefit of a Section 401(a)(17) Employee as of any determination date is equal to the greater of (1) or (2):

         (1) the sum of:

             (A) the Participant's frozen Accrued Benefit; and

             (B) the Participant's Accrued Benefit determined under the formula applicable to benefit accruals in the current Plan Year ("current formula") as applied to the Participant's Accredited Service after the fresh-start date; or

         (2) the greater of:

             (A) the Participant's frozen Accrued Benefit; or

             (B) the Participant's Accrued Benefit determined under the current formula as applied to the Participant's total Accredited Service (before and after the fresh-start date) taken into account under the current formula.

     (b) For purposes of subsection (a), the following definitions shall apply:

         (1) A Section 401(a)(17) Employee is a Participant described in Treasury Regulation Section 1.401(a)(17)- 1(e)(2)(i) whose Compensation is limited by the application of Section 1.16(a) and/or (b).

         (2) A "fresh-start date" is:

             (A) For determination dates falling within the period July 1, 1989 through June 30, 1994, July 1, 1989;

             (B) For determination dates after June 30, 1994, July 1, 1994.

         (3) A Participant's "frozen Accrued Benefit" is:

             (A) For periods from July 1, 1989 through June 30, 1994, the Participant's Accrued Benefit, determined as if he terminated employment with the Employers as of June 30, 1989 (or his actual termination of employment date, if earlier);

             (B) For periods after June 30, 1994, the Participant's Accrued Benefit, determined as if he terminated employment with the Employers as of June 30, 1994 (or his actual termination of employment date, if earlier).

     (c) This Section 3.12 is intended only to implement the extended wear-away formula of Treas. Reg. Section 1.401(a)(4)- 13(c)(4)(iii), applying a fresh start with respect to "Section 401(a)(17) Employees" and shall be construed accordingly.

                                    ARTICLE 4

                                SPOUSE'S PENSION

     SECTION 4.1. AMOUNT AND DURATION OF PAYMENT. In the case of death of an Active Participant who was credited with 20 or more years of Service with the Company and had attained 50 years of age, the Participant's Qualified Spouse shall be entitled to a Spouse's Pension payable as a life annuity, commencing as of the date of death, with monthly payments equal to 50% of the monthly pension to which the Participant would have been entitled under Article 3 if he had retired on the date of his death with the Qualified Joint and Survivor Benefit in effect, disregarding for this purpose any limitation on eligibility for early retirement by reason of Sections 1.20 and 2.3. In the case of the death of any other Participant who meets the requirements of Section 2.6, the Participant's Qualified Spouse shall be entitled to a Spouse's Pension payable as a life annuity, commencing on the later of the date of the Participant's death or the date on which the Participant would have attained age 55 (age 62 if death occurred at a time when the Participant had completed less than 15 Years of Service with the Company), with monthly payments equal to 50% of the monthly pension to which the Participant would have been entitled under Article 3 if his pension had commenced as of above-stated commencement date (assuming, in the case of a Participant who dies before attaining age 55 (age 62, if applicable), that he survived to such age after terminating employment on the earlier of his Date of Separation or date of death), with the Qualified Joint and Survivor Benefit in effect.

     SECTION 4.2. ALTERNATIVE TIMING AND METHOD OF PAYMENT. Notwithstanding anything herein to the contrary:

     (a) A Qualified Spouse may elect in writing, in accordance with procedures established by the Committee, to postpone commencement of a Spouse's Pension from the date otherwise applicable under Section 4.1 to any date not later than the date on which the Participant would have attained his Normal Retirement Date, subject to subsection (b) of this Section 4.2. In the event of such a deferral, the monthly amount payable to the Qualified Spouse shall be equal to the amount that would have been payable to the Qualified Spouse if the Participant had elected to have benefits commence at the deferred commencement date and died on the day after such benefits commenced with a Qualified Joint and Survivor Benefit in effect.

     (b) If the Actuarial Equivalent lump sum present value of an annuity payable to a Qualified Spouse under this Article 4 should be not more than $7,500, such present value shall be paid as soon as administratively feasible after death of the Participant (or, if later, as soon as administratively feasible after September 28, 1989) as a single lump sum death benefit to the Qualified Spouse in full discharge of the Plan's obligation hereunder, provided that if such present value is more than $3,500 such lump sum payment shall be made only with the written consent of the Qualified Spouse (witnessed by a Plan representative or notary public) following a written explanation consistent with the requirements of Section 3.9.

     SECTION 4.3. DEATH FOLLOWING COMMENCEMENT OF BENEFITS. Except for payments pursuant to a Qualified Joint and Survivor Annuity, no benefits shall be payable with respect to a Participant who dies after commencement of pension benefits. For purposes of the preceding sentence, pension benefits shall not be deemed to have commenced merely by reason of commencement of payments under a Disability Retirement Pension commencing on or after July 1, 1997.

                                    ARTICLE 5

                                  CONTRIBUTIONS

     SECTION 5.1. EMPLOYER CONTRIBUTIONS. Subject to the provisions of Article 7, the Employers shall contribute to the Funding Agent from time to time such sums as are approved by the Board based upon actuarial studies obtained by the Board. The Employers intend to make such contributions as are necessary to fund the Plan in accordance with the Act.

     SECTION 5.2. FUND. All contributions under this Plan shall be paid to the Funding Agent and held, managed and disbursed pursuant to the terms of any trust agreement or contract entered into by the Company pursuant to Section 6.7. Except as otherwise provided in Section 5.3 and Section 7.2, all assets and income of the Fund shall be for the exclusive benefit of Participants and their Qualified Spouses, shall be used to pay benefits to such persons, or to pay reasonable administrative expenses to the extent not paid by the Employers, and prior to the satisfaction of all liabilities to Participants and their Qualified Spouses shall not revert to or inure to the benefit of the Employers or any other person.

     SECTION 5.3. RETURN OF CONTRIBUTIONS .

     (a) Notwithstanding Section 5.2, in the case of an excess contribution made by reason of

         (1) a good faith mistake in fact, or

         (2) a good faith mistake in determining the deductibility of a contribution, resulting in a disallowance of a deduction, the excess contribution, as determined in (b) below, may be returned to the Employers within one year after the date of payment, or in the case of a disallowed contribution, the date of disallowance.

     (b) The amount of the excess contribution shall be the lesser of:

         (1) the excess of the amount contributed over the amount that would have been contributed had said mistake or disallowance not occurred, or

         (2) the amount determined in (1) above, less any losses attributable thereto.

     (c) After the allocation of the Trust Fund as provided under Section 7.2, and after satisfaction of all fixed and contingent liabilities under the Plan, any part of the Trust Fund remaining shall revert to the Employers.

     SECTION 5.4. EMPLOYEE CONTRIBUTIONS. Employee contributions are neither required nor permitted.

     SECTION 5.5. FORFEITURES. Forfeitures arising under this Plan shall not be used to increase benefits otherwise payable to other Participants but instead shall be used to reduce Employer contributions.

                                    ARTICLE 6

                                 ADMINISTRATION

     SECTION 6.1. IN GENERAL. The Plan shall be administered by a Pension Committee, consisting of four persons. The Committee shall be a named fiduciary under the Plan and shall perform the duties of "Plan Administrator" under the Act. The members of the Committee and their successors shall be appointed from time to time by the Board and shall serve without compensation at its pleasure. The Committee shall elect a Chairman and a Secretary and shall appoint such subcommittees as it shall deem necessary and appropriate.

     SECTION 6.2. CONDUCT OF COMMITTEE BUSINESS. The Committee shall conduct its business and hold meetings as determined by it from time to time. A majority of the Committee shall have power to act, and the concurrence of any member may be by telephone, wire, cablegram or letter. The Committee shall have full discretionary authority to determine eligibility for benefits under the terms of the Plan, to interpret the terms of the Plan and to resolve any ambiguities, to establish and revise rules and regulations relating to the Plan, to determine the amount, timing and form of benefit payments due under the Plan, and to make any other determinations that it believes necessary or advisable for the administration of the Plan. Decisions and determinations by the Company shall be final and binding upon all Employees, former Employees, Participants, spouses, or other persons. In the administration of the Plan, the Committee may:

     (a) appoint agents to carry out nonfiduciary and fiduciary responsibilities (other than trustee responsibilities as defined in section 405(c)(3) of the Act);

     (b) consult with counsel, who may be counsel to the Company;

     (c) appoint an investment manager or managers (as defined in section 3(38) of the Act) to manage (including the power to acquire and dispose of) all or any part of the assets of the Plan; and

     (d) provide for the allocation of fiduciary responsibilities (other than trustee responsibilities as defined in section 405(c)(3) of the Act) among its members. Actions dealing with fiduciary responsibilities shall be taken in writing and the performance of agents, counsel and fiduciaries to whom fiduciary responsibilities have been delegated shall be reviewed periodically.

     SECTION 6.3. EXPENSES. The expenses of administering the Plan and the compensation of all employees, agents or counsel of the Committee, including any trustee fees, shall be paid by the Company unless paid from the assets of the Fund. The Company shall reimburse and indemnify the members of the Committee for any out-of-pocket expenses incurred in the performance of their duties under the Plan.

     SECTION 6.4. RECORDS AND REPORTS. The Committee shall keep a record of all its proceedings, which shall be open to inspection by the Board. It shall prepare and submit to the Board such reports and information as the Board requests.

     SECTION 6.5. CLAIMS PROCEDURES. Pursuant to procedures established by the Committee, adequate notice in writing shall be provided to any Participant or Qualified Spouse whose claim for benefits under the Plan has been denied. Such notice shall set forth the specific reason for such denial, written in a manner calculated to be understood by the claimant, and, provided review is requested within 60 days after receipt by the claimant of written notification of denial of his claim, shall afford a reasonable opportunity to any claimant whose claim for benefits has been denied to a full and fair review of the decision denying the claim.

     SECTION 6.6. QUALIFIED DOMESTIC RELATIONS ORDERS. The Committee shall establish reasonable procedures to determine whether a domestic relations order is a Qualified Domestic Relations Order within the meaning of Section 1.36.

     SECTION 6.7. FUNDING AGENT. The Company, to fund the benefits provided under the Plan, in its sole discretion, may execute or continue a trust agreement with a trustee or trustees, or enter into or continue one or more contracts with an insurance company or companies, or adopt a combination of both methods of funding. The Company shall determine the form and terms of any such trust agreement or insurance contract, and, in its sole discretion, may modify such instruments from time to time, or remove or replace any Funding Agent.

                                    ARTICLE 7

                        AMENDMENT, TERMINATION OR MERGER

     SECTION 7.1. AMENDMENT. The Company specifically reserves the right, by resolution adopted by its Board, to amend the Plan described herein at any time and in any respect whatsoever; provided, however, that:

     (a) no amendment shall adversely affect pensions accrued prior to the date of such amendment or the vested rights of any Employee or Qualified Spouse to a pension or other benefit;

     (b) if any early retirement feature is changed by amendment, no such feature which pertains to Accrued Benefits as of the date of such amendment shall be denied to a Participant who at any time on or after the amendment satisfies the pre-amendment conditions therefor;

     (c) if any optional form of benefit is eliminated by amendment, such form will be preserved with respect to Accrued Benefits as of the date of the amendment;

     (d) no restrictions shall be added to previously unrestricted Accrued Benefits; and

     (e) no amendment shall be made which would make it possible for any part of the Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Qualified Spouses.

     SECTION 7.2. TERMINATION. It is the intention of the Employers to continue the Plan indefinitely and to make contributions as herein provided. The Company specifically reserves the right, however, by resolution adopted by its Board, to terminate the Plan in whole or in part at any time and for any reason. In the event of the termination or partial termination of the Plan, all Accrued Benefits of affected Employees shall be nonforfeitable and fully vested; provided, however, that the assets of the Fund shall constitute the sole source of payment of benefits under the Plan and under no circumstances shall the Employers be liable for pension payments except in accordance with Title IV of the Act. Upon termination or partial termination of the Plan, the assets of the Fund shall be allocated among the Participants and their Qualified Spouses in the manner determined by the Committee consistent with the provisions of the Plan and Title IV of the Act and shall be administered and distributed at such time or times as is determined by the Committee.

     SECTION 7.3. MERGER. In the case of any merger or consolidation of this Plan and/or the Fund with, or transfer of the assets or liabilities of the Plan and/or Fund to, any other plan, the terms of such merger, consolidation or transfer shall be such that each Participant would receive (in the event of termination of this Plan or its successor immediately thereafter) a benefit which is no less than he would have received in the event of termination of this Plan immediately before such merger, consolidation or transfer.

                                    ARTICLE 8

                       OTHER PROVISIONS AFFECTING BENEFITS

     SECTION 8.1. NONASSIGNABILITY. The right of a Participant to receive any benefit under the provisions of this Plan shall not be subject to alienation or assignment, nor shall such right be subject to attachment, execution, garnishment, sequestration or other legal or equitable process. The preceding sentence shall apply to domestic relations orders, but shall not apply to Qualified Domestic Relations Orders.

     SECTION 8.2. LOST BENEFICIARY. Any benefit payable under the Plan shall be forfeited if the Committee, after reasonable effort, is unable to locate the Participant or Qualified Spouse to whom payment is due. Any such forfeited benefit shall be reinstated and become payable, however, if a claim is made by the Participant or Qualified Spouse for such forfeited benefit.

     SECTION 8.3. TAX WITHHOLDING. All pensions payable under this Plan shall be subject to reduction for any tax withheld pursuant to law.

     SECTION 8.4. CHANGE OF CLASSIFICATION. A Management Employee who ceases to be such by reason of change to another classification shall thereupon cease to accrue benefits under this Plan. Upon subsequent retirement or other termination of employment, he shall, provided all other requirements for benefits are met after taking into account his combined Service with the Company as a Management Employee and in all other classifications, be entitled to a pension benefit from this Plan, calculated as of the date of subsequent retirement or other termination of employment under the provisions of this Plan in effect at such time, but with his Accredited Service and Average Monthly Compensation determined as of the date of his change of classification and his Primary Social Security Benefit determined as if he had terminated employment on the date of change of classification.

     SECTION 8.5. TRANSFER. A Management Employee who is transferred to employment with any Employer from an Associated Company which is not an Employer hereunder shall be entitled to a benefit under this Plan (if any) determined by taking into account all Service with the Company for periods before and after such transfer, but such benefit shall be reduced by any benefit based on the same periods of service payable under any qualified plan maintained by any such Associated Company. A Management Employee who is transferred from employment with any Employer to an Associated Company which is not an Employer hereunder shall be entitled to a benefit (if any) under this Plan, at the time of retirement or other termination of employment from such Associated Company, determined by taking into account all Service with the Company for periods before and after such transfer for purposes of eligibility for such benefit, but counting Accredited Service only up to the date of such transfer.

                                    ARTICLE 9

               LIMITATIONS ON BENEFITS AND TOP-HEAVY REQUIREMENTS

    SECTION 9.1. RESTRICTIONS ON CERTAIN EMPLOYEES. Upon termination of the Plan, the benefit of any Highly Compensated Employee (including a former Employee) shall be limited to a benefit which is nondiscriminatory under Code section 401(a)(4). If the value of the Plan assets is less than 110% of the value of current liabilities (as defined in Code section 412(l)(7)) and the value of the benefits of any of the most highly compensated 25 Employees who are Highly Compensated Employees (including former Employees) equals or exceeds one percent of such current liabilities, the annual payments to each of such 25 Employees shall be restricted to an amount equal to the payments that would be made on behalf of such Employee under a single life annuity that is the actuarial equivalent of the sum of the Employee's Accrued Benefit and the Employee's other benefits under the Plan. The foregoing restrictions are designed to comply with Treasury Regulation Section 1.401(a)(4)-5(b) and are to be interpreted accordingly. The provisions of this Section 9.1 do not apply if the IRS determines that such provisions are not necessary to prevent the prohibited discrimination that may occur in the event of an early termination of the plan. The provisions of this Section 9.1 are included for purposes of tax qualification only and are not intended to confer any right to enforce this provision on anyone other than the Internal Revenue Service.

    SECTION 9.2. LIMITATION ON BENEFITS. Notwithstanding anything in this Plan to the contrary, in no event shall the benefits for any Participant exceed the limits described in this Section.

    (a) Annual Benefit Limit. The Annual Benefit to which a Participant is entitled at any time under this Plan may not, during the Plan Year, exceed the Maximum Permissible Amount. If the Annual Benefit would, but for this subsection
(a), exceed the Maximum Permissible Amount during the Plan Year, the rate of benefit accrual under the Plan shall be reduced to the extent necessary to prevent the Annual Benefit from exceeding the Maximum Permissible Amount.

    (b) Overall Limit. For any Participant of this Plan who at any time participated in a defined contribution plan of the Affiliated Group, the rate of benefit accrual by such Participant under this Plan during any Plan Year, or his Annual Benefit, after applying subsection (a), shall be reduced to the extent necessary to prevent the sum of the following fractions, computed as of the close of the Plan Year, from exceeding 1.0:

         (1) Defined Benefit Plan Fraction. The numerator is the projected annual benefit of the Participant under this Plan and the denominator is the lesser of (A) the product of 1.25, multiplied by the dollar limitation in effect under subsection (c)(6) below for such Plan Year, or (B) the product of (i) 1.4 multiplied by (ii) the percentage limitation under subsection (c)(5) with respect to such Participant for such Plan Year.

         (2) Defined Contribution Plan Fraction. The numerator is the sum of Annual Additions to such Participant's account under all defined contribution plans in such Plan Year and for all prior Plan Years and the denominator is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Affiliated Group: (A) the product of 1.25, multiplied by the dollar limitation in effect under Code section 415(c)(1)(A) for such Plan Year, or (B) the product of (i) 1.4, multiplied by (ii) 25% of the Participant's Compensation for such Plan Year. For purposes of applying the foregoing fraction the aggregate amount taken into account in determining the numerator with respect to Plan Years before January 1, 1976 is deemed not to exceed the aggregate amount taken into account in determining the denominator.

    (c) Definitions. For purposes of this Section, the following definitions and rules of interpretation shall apply:

         (1) "Annual Additions" shall mean the sum, credited to a Participant's account under a defined contribution plan for any Plan Year, of:

             (A) Employer contributions,
             (B) forfeitures, if any, and
             (C) the lesser of:

                 (i) the amount of contributions by the Participant (excluding rollover deposits and voluntary deductible contributions) in excess of 6% of the Participant's Compensation for the Plan Year, or

                 (ii) one-half of the amount of contributions by the Participant (excluding rollover deposits and voluntary deductible contributions) for the Plan Year.

         (2) "Annual Benefit" shall mean a benefit which is payable annually in the form of a straight life annuity under the Plan, not including any benefit attributable to either Employee contributions or rollover contributions; provided that:

             (A) If the benefit under the Plan is paid in a form other than a single life annuity, for purposes of applying the limitations under this Section, the benefit shall be adjusted to an Actuarial Equivalent single life annuity in accordance with rules determined pursuant to regulations under the Code, except that for this purpose there shall not be taken into account:

                 (i) the value of a qualified joint and survivor annuity (as defined in Code section 401(a)(11)(G)(iii) and the regulations thereunder) provided by the Plan to the extent that such value exceeds the sum of the value of a single life annuity beginning on the same date and the value of any post-retirement death benefits which would be payable even if the annuity was not in the form of a joint and survivor annuity, or

                 (ii) the value of pre-retirement disability and death benefits.

             (B) If the benefit of a Participant commences before the Participant's Social Security retirement age, the dollar limitation of Code section 415(b)(1)(A) shall be reduced so that such limitation (as so reduced) is the Actuarial Equivalent of an annual benefit of $90,000 (as adjusted pursuant to Code section 415(d)(1)(A)) beginning at the Social Security retirement age, provided that in the case of commencement on or after age 62, such adjustment shall be made as follows:

                 (i) If the Participant's Social Security retirement age is 65, the dollar limit is reduced by 5/9ths of 1% for each month by which the benefits commence before the month in which the Participant attains age 65.

                 (ii) If the Participant's Social Security retirement age is over 65, the reduction is 5/9ths of 1% for each of the first 36 months and 5/12ths of 1% for each additional month by which the benefits commence before the month in which the Participant attains Social Security retirement age.

             (C) If the benefit under the Plan begins after the Participant's 65th birthday, the determination as to whether the limitation has been satisfied shall be made, in accordance with regulations prescribed by the Commissioner, by adjusting such benefit so that it is the Actuarial Equivalent of a benefit beginning at the Participant's 65th birthday.

         (3) "Maximum Permissible Amount" shall mean the lesser of $90,000 or 100% of the Participant's average Compensation for his high three consecutive years of Service, subject to the following rules:

             (A) If a Participant has less than 10 years of Service with the Affiliated Group at the time of commencement of benefits, the limitations described in Code section 415(b)(1) shall be reduced by multiplying the otherwise applicable limitation by a fraction:

                 (i) the numerator of which is the years of Service with the Affiliated Group as of, and including the current Plan Year, and

                 (ii) the denominator of which is 10.

             (B) As of January 1 of each Plan Year commencing with the calendar year 1988, the dollar limitation set forth above shall be adjusted automatically to equal the dollar limitation as determined for that year under Code section 415(d)(1)(A). The Annual Benefit payable to a terminated Participant which is otherwise limited by the dollar limitation shall be increased to take into account the adjustment of the dollar limitation.

         (4) "Projected Annual Benefit" shall mean the annual benefit to which a Participant would be entitled under the Plan on the assumption of continuation of employment until the Participant's 65th birthday (or current age, if later), continuation of Compensation at the same rate as in effect for the Plan Year under consideration until such age, and on the assumption that all other relevant factors used to determine benefits under the Plan remain constant as of the current Plan Year for all future Plan Years.

    (d) In addition to other limitations set forth in the Plan and notwithstanding any other provisions of the Plan, the Accrued Benefit, including the right to any optional benefits provided in the Plan (and all other defined benefit plans required to be aggregated with this Plan under the provisions of Code section 415), shall not increase to an amount in excess of the amount permitted under section 415 of such Code at any time. Notwithstanding any provision of this Plan to the contrary, for purposes of the preceding sentence and for purposes of determining whether the benefits of this Plan exceed the limitations of section 415 of such Code, with respect to limitation years beginning after December 31, 1986, the term "annual addition" shall include all Employee contributions to the Plan. This shall not require the recomputation of annual additions for limitation years beginning before January 1, 1987.

    (e) The provisions of this Section 9.2 shall be interpreted in accordance with the provisions of Code section 415 and any regulations thereunder, which are hereby expressly incorporated by reference.

    SECTION 9.3. TOP-HEAVY REQUIREMENTS. Notwithstanding any other provision of the Plan, the following rules shall apply for any Plan Year if as of the last day of the preceding Plan Year, based on valuations as of such date applying rates and factors prescribed in Section 1.6, the sum of the present value of Accrued Benefits for Key Employees under this Plan and all other defined benefit plans maintained by the Company or any Associated Company and accounts for Key Employees under any defined contribution plan so maintained exceeds 60% of a similar sum for all Employees under each such plan, except that for Plan Years beginning after June 30, 1985 Accrued Benefits and accounts shall not be taken into account with respect to any individual who has not performed any service for the Employers at any time during the 5 year period ending on the determination date set forth above:

    (a) All present and all future Accrued Benefits under the Plan shall be immediately 100% vested.

    (b) An Employee's minimum Accrued Benefit shall be equal to his average Compensation for the period of 5 consecutive years during which he had the greatest aggregate Compensation multiplied by 20%.

    (c) For purposes of Section 9.2(b), the dollar limitations in the defined benefit plan fraction and the defined contribution plan fraction shall be multiplied by 1.0 rather than 1.25, and no benefits may be accrued for a Participant over the 1.0 limit. The provisions of this Section 9.3 shall be interpreted in accordance with the provisions of Code section 416 and any regulations thereunder, which are hereby expressly incorporated by reference.

                                   ARTICLE 10

                    ADOPTION OF PLAN BY AN ASSOCIATED COMPANY

    SECTION 10.1. AUTHORIZATION. Subject to the approval of the Board, any Associated Company shall be authorized to adopt the Plan for the benefit of the Management Employees of such Associated Company in accordance with the terms and conditions described in this Article.

    SECTION 10.2. PROCEDURE. In order to adopt the Plan, the board of directors of an Associated Company shall approve a resolution agreeing to adopt the Plan for the benefit of its Management Employees, to pay the cost of funding the benefits under the Plan for its Management Employees to the Funding Agent selected by the Board, and to appoint the Company as its agent to designate the members of the Committee, to administer and amend the Plan, and to enter into a funding instrument with such Funding Agent as is selected by the Company. Two certified copies of such resolution shall be transmitted to the Company and upon acceptance thereof shall be deemed to constitute the adoption of the Plan and funding arrangement by such Associated Company as of the date prescribed in such resolution.

    SECTION 10.3. SINGLE PLAN. Notwithstanding any other provision of this Plan, and the participation in the Plan of more than one Employer, the Plan shall constitute a single plan in the sense that all assets of the Fund are available to pay benefits to Participants who are Management Employees of any Employer.

    SECTION 10.4. DISPOSITION OF SUBSIDIARY. If a corporation which was participating as an Employer pursuant to this Article 10 and which was an Associated Company by reason of being one of a controlled group of corporations (as defined in Code section 414(b) as modified by Code section 415(h)) which includes the Company ceases to be a member of such a controlled group by reason of a sale or other disposition of the stock of such corporation, then unless the Board determines otherwise such corporation shall thereupon cease to be an Employer under the Plan and the Participants whose status as Employees for purposes of the Plan is dependent upon the status of such corporation as an Employer shall be deemed for all purposes of the Plan to have thereupon terminated employment with a Date of Separation coincident with such sale or other disposition. Entitlement to benefits shall be determined pursuant to
Article 2, provided that the timing and amount of a Disability Retirement Pension shall not be adversely affected by a sale or other disposition described in this Section 10.4 in the case of a Participant who

    (a) on the date of such sale or other disposition has completed the requisite period of active employment (or years of Service with the Company) under Section 2.4, and

    (b) ceased active employment before such sale or other disposition because of a condition thereafter determined to constitute a Disability.

                                   ARTICLE 11

                                  MISCELLANEOUS

    SECTION 11.1. NO EMPLOYMENT RIGHTS. Nothing contained in the Plan shall be construed as a contract of employment between the Employer and any Employee or as a right of any Employee to be continued in employment or as a limitation on the right of any Employer to discharge any of its Employees with or without cause.

    SECTION 11.2. HEADINGS. The headings are for reference only. In the event of a conflict between a heading and the content of a Section, the content of the Section shall control.

    SECTION 11.3. NUMBER AND GENDER. The masculine pronoun used herein shall include the feminine pronoun and the singular number shall include the plural number unless the context of the Plan requires otherwise.

    SECTION 11.4. CONSTRUCTION. Except to the extent preempted by federal law pursuant to the Act, the provisions of the Plan shall be interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

    SECTION 11.5. LEGAL EFFECT. The terms and conditions of the Plan as restated herein shall, except as otherwise specifically provided, amend and supersede, as of July 1, 1989, all provisions of the Plan as embodied in "The Rochester & Pittsburgh Coal Company Pension Plan" as amended and restated effective July 1, 1987 ("1987 Plan"); provided, however, that except to the extent that Section
3.10 and Section 3.11 applies or unless otherwise expressly stated herein, the rights of former Management Employees whose last day of work was prior to July 1, 1989 shall be governed by the terms of the Plan in effect at that time, including the provision whereby the benefits of former Management Employees whose last day of work was prior to July 1, 1990 are to be calculated by applying the definitions of "Compensation" and "Average Monthly Compensation" as in effect on December 31, 1985 if those rules produce a larger amount.

                                            ROCHESTER & PITTSBURGH COAL COMPANY


                                            By: /s/ GEORGE M. EVANS
                                                -------------------------------
                                                GEORGE M. EVANS, TREASURER

ATTEST:

/s/ JOYCE E. MILLER
- -------------------
Assistant Secretary

                                                                   EXHIBIT (10E)

                                  AMENDMENT TO
                     THE ROCHESTER & PITTSBURGH COAL COMPANY

    The Rochester & Pittsburgh Coal Company hereby amends The Rochester & Pittsburgh Coal Company Pension Plan, as amended and restated effective July 1, 1989, in the following manner:

                                 AMENDMENT NO. 1

    Section 1.20 is hereby amended to change the period at the end of subsection
(e) thereof to a semicolon and add a new subsection (f) as follows:

         (f) in the case of a Participant who:

             (1) has attained age 55 before February 1, 1996,

             (2) as of December 1, 1995, was an active Management Employee, based in the Commonwealth of Pennsylvania, of the Company (other than Employee who was a Highly Compensated Employee within the meaning of Code section 414(q) as of such date), or an active Management Employee of Keystone Coal Mining Corporation or the Central Supply Department of Kent Coal Mining Company,

             (3) ceased to be so employed before March 16, 1996, either by reason of voluntary retirement or as a result of reduction in work force, and

             (4) voluntarily executed a waiver meeting the applicable requirements of Section 201 of the Older Workers Benefit Protection Act, the date on which he ceased to be so employed.

                                 AMENDMENT NO. 2

    Section 3.2(d) is hereby amended to add a new paragraph (4) at the end thereof as follows:

             (4) The pension of a Participant described in Section 1.20(f) who is eligible for a Normal Retirement Benefit under Section 2.2 shall be calculated by adding three years to the Participant's years of Accredited Service.

                                 AMENDMENT NO. 3

    Subsection (b) of Section 3.3 is hereby amended to add a new paragraph (4) as follows:

             (4) In the case of a Participant described in Section 1.20(f) who attained age 55 before February 1, 1996, the following provisions shall apply:

                 (A) The Early Retirement Pension commencing on or before March 16, 1996 shall be the Participant's Accrued Benefit as of his Early Retirement Date, calculated by disregarding Section 1.3(b).

                 (B) For months commencing before attainment of age 62, such a Participant shall be entitled to a Social Security supplement which shall be a monthly amount equal to one-third of the Participant's Primary Social Security Benefit (calculated as provided in Section 1.33 but assuming no Compensation or other earnings after 1995) reduced according to the reduction factors applicable under the federal Social Security laws for benefits commencing upon attainment of age 62.

                 (C) The Qualified Joint and Survivor Benefit shall be calculated and paid without regard to the Social Security supplement described in paragraph (B) above.

                                 EFFECTIVE DATE

    The foregoing Amendments shall be effective for Participants whose last day of work was on or after December 1, 1995 and before March 16, 1996.

                                  RATIFICATION

    All terms and conditions of The Rochester & Pittsburgh Coal Company Pension Plan which are not expressly changed herein are hereby ratified and confirmed.

                    Adopted this 25th day of January, 1996.


                                  ROCHESTER & PITTSBURGH COAL COMPANY


                                  By  /s/ GEORGE M. EVANS
                                      -------------------------------
                                      GEORGE M. EVANS
ATTEST:


/s/ JOYCE E. MILLER
- -------------------
Assistant Secretary